GMAC RFC (GRAPHIC OMITTED)


-------------------------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                    $475,000,000 CERTIFICATES (APPROXIMATE)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-RZ2

                           RAMP SERIES 2004-RZ2 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                  JUNE 3, 2004


                     GMAC RFC Securities (GRAPHIC OMITTED)


Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

--------------------------------------------------------------------------------
This Information was prepared by Bank of America Securities LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


                        RAMP SERIES 2004-RZ2 TRUST STRUCTURAL SUMMARY
                                         JUNE3, 2004
                       $475,000,000 (APPROXIMATE - SUBJECT TO REVISION)

--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------

                                                                            Expected       Expected        Final       Expected
                  Expected                                    Expected      Principal        Final       Scheduled     Ratings
                   Class               Interest  Principal    WAL (yrs)   Window (mos)   Distribution   Distribution  Moody's /
   Class(2)     Size ($) (1)   Group     Type       Type      Call/Mat      Call/Mat        Date(5)       Date(6)        S&P
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
A-I-1(4)(9)      108,200,000     I      Float       SEQ       0.95/0.95    1-21 / 1-21     3/25/2006     11/25/2024    Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
A-I-2(4)          29,500,000     I       Fix        SEQ       2.00/2.00   21-27 / 21-27    9/25/2006     4/25/2027     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
A-I-3(4)          59,700,000     I       Fix        SEQ       3.00/3.00   27-47 / 27-47    5/25/2008     1/25/2031     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
A-I-4(4)          43,700,000     I       Fix        SEQ       5.00/5.00   47-79 / 47-79    1/25/2011     2/25/2033     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
                                                                             79-96 /
A-I-5(3)(4)       28,900,000     I       Fix        SEQ      7.82/10.29      79-358       11/25/2021     6/25/2034     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
                                                                             37-96 /
A-I-6(4)(7)       30,000,000     I       Fix        NAS       6.26/6.42      37-320        8/25/2021     3/25/2034     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
A-II(3)(4)(8)(9) 175,000,000    II      Float    Pass Thru    2.71/2.92   1-79 / 1-358    11/25/2018     4/25/2034     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------
A-IO(10)         107,000,000     I       Fix         IO          N/A           N/A         6/25/2006     6/25/2006     Aaa/AAA
--------------- ------------- -------- --------- ----------- ------------ -------------- -------------- ------------- -----------




 STRUCTURE:

(1) The Class Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumption.

(3) The fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% on the second Distribution Date following the first possible Clean-Up Call Date. The margin used to calculate the pass-through rate on the Class A-II Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-Up Call Date.
(4) The Group I Certificates (other than the Class-IO Certificates) may be subject to the Group I Net WAC Cap. The Group II Certificates may be subject to the Group II Net WAC Cap.
(5) The Expected Final Distribution Date is the Distribution Date based on the Prepayment Pricing Assumption run to maturity with zero losses on the mortgage loans.
(6) The Final Scheduled Distribution Date for the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-6 and Class A-II Certificates is the Distribution Date based on 0% CPR, zero losses, an Overcollateralization Target and Overcollateralization Floor of $0 and run to maturity. The Final Scheduled Distribution Date for the Class A-I-5 Certificates is the 360th Distribution Date.
(7)   Principal Lockout Bond.
(8)   Not offered herein but will be offered via the prospectus supplement.

(9) The pass-through rate on the Class A-I-1 and Class A-II Certificates will be based upon LIBOR plus a fixed margin.

(10) The Class IO Certificates are interest only certificates and will pay according to the schedule described herein.

-------------------------------------------------------------------------------
                         PREPAYMENT PRICING ASSUMPTIONS
-------------------------------------------------------------------------------

GROUP I: 100% PPC, assumes that prepayments start at 4% CPR in month one, increase by approximately 1.909% each month to 25% CPR in month twelve, and remain at 25% CPR thereafter.


GROUP II: 100% PPC, assumes that prepayments start at 4% CPR in month one, increase by approximately 2.364% each month to 30% CPR in month twelve, and remain at 30% CPR thereafter.
--------------------------------------------------------------------------------
                    HIGHLIGHTS OF THE HOME SOLUTIONS PROGRAM
--------------------------------------------------------------------------------

|X| The Home Solution Program is primarily used by borrowers who wish to finance the full value of the home plus closing costs. A typical borrower is one who has limited liquidity or one who prefers not to take cash out of investments.

|X|  Requires residual income of at least $1,500.

|X| Maximum LTV may be as high as 107% but LTVs above 103% require an A1 or A2 Credit Grade. |X| Maximum LTV of 103% for credit scores below 680. |X| Two full appraisals required for credit scores below 620 (or one full appraisal and a field review).

|X| No (a) manufactured homes or unique properties or (b) Section 32 loans allowed.

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE              Tel:  (704) 388-1597
--------------------------
Rob Karr                                robert.h.karr@bankofamerica.com
Pat Beranek                             patrick.beranek@bankofamerica.com
Chris Springer                          chris.springer@bankofamerica.com
GLOBAL STRUCTURED FINANCE
-------------------------
Jeff Hare                               jeff.hare@bankofamerica.com
(704) 388-6840
Vikas Garg                     (704)    vikas.garg@bankofamerica.com
388-3681
Shaun Ahmad                    (704)    shaun.ahmad@bankofamerica.com
387-2658
Niki Hogue                     (704)    nikole.hogue@bankofamerica.com
387-1853
Jorge Panduro                  (704)  jorge.a.panduro@bankofamerica.com
386-0902
--------------------------------------- ---------------------------------------

             -------------------------------------------------------------------
                              CLASS A-IO CERTIFICATE SCHEDULE
             -------------------------------------------------------------------
             ----------------------- --------------------- ---------------------
                     PERIOD          CLASS A-IO NOTIONAL          COUPON
                                            AMOUNT
                       1                 107,000,000              3.50%
                       2                  99,000,000              3.50%
                       3                  91,000,000              3.50%
                       4                  85,000,000              3.50%
                       5                  78,000,000              3.50%
                       6                  72,000,000              3.50%
                       7                  67,000,000              3.50%
                       8                  62,000,000              3.50%
                       9                  57,000,000              3.50%
                       10                 53,000,000              3.50%
                       11                 49,000,000              3.50%
                       12                 45,000,000              3.50%
                       13                 42,000,000              3.50%
                       14                 39,000,000              3.50%
                       15                 36,000,000              3.50%
                       16                 33,000,000              3.50%
                       17                 31,000,000              3.50%
                       18                 28,000,000              3.50%
                       19                 26,000,000              3.50%
                       20                 24,000,000              3.50%
                       21                 22,000,000              3.50%
                       22                 21,000,000              3.50%
                       23                 19,000,000              3.50%
                       24                 18,000,000              3.50%
                       25                    0.00                 0.00%
             ----------------------- --------------------- ---------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLEOF   SECURITIES   OFFERED   CERTIFICATES::   RAMP   Mortgage   Asset-Backed
     Pass-Through Certificates, Series 2004-RZ2. Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-IO and Class A-II Certificates (the "Offered Certificates"). The Offered Certificates, excluding the Class A-II Certificates, are referred to herein as the "Group I Certificates". The Class A-II Certificates are referred to herein as the "Group II Certificates".

MASTER SERVICER: Residential Funding Corporation.

SUBSERVICER:  The primary  servicing will be provided by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 100% of the Mortgage Loans.
     TRUSTEE: JPMorgan Chase Bank.

DEPOSITOR:   Residential  Asset  Mortgage   Products,   Inc.,  an  affiliate  of
     Residential Funding Corporation.

LEAD MANAGERS: Banc of America Securities LLC.

CO-MANAGERS:  Residential  Funding  Securities  Corporation  and  RBS  Greenwich
     Capital.

CERTIFICATE INSURER: Financial Guaranty Insurance Company ("FGIC"), rated Aaa by
     Moody's and AAA by S&P

CUT-OFF DATE: June 1, 2004.

DISTRIBUTION  DATES:  Distribution  of  principal  and  interest  on the Offered
     Certificates will be made on the 25th day of each month, or if such day is not a business day, the first business day thereafter, beginning in July 2004.

CLOSING DATE: On or about June 29, 2004.

ERISAELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  NONE of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

P&I ADVANCES: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

MONTHLY FEES:  Subservicing  fee  minimum of 0.25% per annum,  payable  monthly;
     Master Servicing Fee of 0.05% per annum, payable monthly.

ELIGIBLE MASTER SERVICING COMPENSATION: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

OPTIONAL CALL: If the aggregate principal balance of either the mortgage loans in Group I (as defined below) or Group II (as defined below) individually falls below 10% of the original principal balance thereof ("Clean-up Call Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the certificate guaranty insurance policy, unless the Certificate Insurer consents.

MORTGAGE LOANS:  The mortgage  pool will be divided into Group I Mortgage  Loans
     ("Group I"), which will consist of one- to two-family, fixed rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties, and Group II Mortgage Loans ("Group II") which will consist of one- to two-family, adjustable rate Mortgage Loans secured by first liens on fee simple or leasehold interests on residential mortgage properties.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear. The Offered Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

                             (1)  Excess  Cashflow;
                             (2)  Overcollateralization;
                      Group I  Group II
Initial (% Orig)        0.00%   0.00%
OC Target (% Orig)      1.80%   1.75%
Stepdown                3.60%   3.50%
OC Floor (% Orig)       0.50%   0.50%
OC Holiday (mos)          6       6


                             (3) Certificate Insurance Policy provided by FGIC; and (4) Limited Cross-Collateralization.

EXCESS CASHFLOW: With respect to any Distribution Date, an amount equal to the sum of (x) the excess, if any, of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date and (y) the Overcollateralization Reduction Amount, if any, for that Distribution Date.


REQUIRED OVERCOLLATERALIZATION AMOUNT: For the Group I Certificates, with respect to any Distribution Date commencing in January 2005, (a) prior to the Stepdown Date, 1.80% of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-Off Date or (b) on or after the Stepdown Date, the greater of (i) 3.60% of the then current aggregate principal balance of the Group I Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Required Overcollateralization Amount with respect to the Group I Mortgage Loans will not be reduced and will remain at the Required Overcollateralization Amount from the previous Distribution Date. For the Group II Certificates, with respect to any Distribution Date commencing in January 2005, (a) prior to the Stepdown Date, 1.75% of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-Off Date or (b) on or after the Stepdown Date, the greater of (i) 3.50% of the then current aggregate principal balance of the Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the pooling and servicing agreement are not satisfied, the Required Overcollateralization Amount with respect to the Group II Mortgage Loans will not be reduced and will remain at the Required Overcollateralization Amount from the previous Distribution Date.

OVERCOLLATERALIZATION  FLOOR:  For the Group I Certificates,  an amount equal to
     0.50% of the Cut-Off Date aggregate principal balance of the Group I Mortgage Loans or approximately $1,500,000. For the Group II Certificates, an amount equal to 0.50% of the Cut-Off Date aggregate principal balance of the Group II Mortgage Loans or approximately $875,000.

EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to the related Loan Group and any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

--------------------------------------------------------------------------------
                         CREDIT ENHANCEMENT (CONTINUED)
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION AMOUNT: For the Group I Certificates,  with respect to any
     Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group I Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate Certificate Principal Balance of the Group I Certificates before taking into account distributions of principal to be made on that Distribution Date. For the Group II Certificates, with respect to any
     Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group II Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate Certificate Principal Balance of the Group II Certificates before taking into account distributions of principal to be made on that Distribution Date.

OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any Distribution Date, after taking into account all other distributions on that Distribution Date, the lesser of (a) the Excess Overcollateralization Amount immediately prior to that Distribution Date for the related group, and (b) the Principal Remittance Amount for that Distribution Date for the related group.

STEPDOWN DATE: For the Group I or Group II  Certificates,  the later to occur of
     (x) the Distribution Date in January 2007 and (y) the first Distribution Date on which the aggregate principal balance of the of Mortgage Loans in the related group as of the end of the related due period is less than one-half of the aggregate balance of the Mortgage Loans in the related group as of the Cut-off Date.

CERTIFICATE INSURANCE In accordance with the terms of the Policy, FGIC will guarantee:

POLICY:(1) Interest on the  Offered  Certificates  at the  related  Pass-Through
             Rate except as provided below.
       (2) Losses allocated to the Offered Certificates not
             covered      by     Excess      Cashflow      or
             overcollateralization.
       (3) Payment of principal on the Offered Certificates by no later than the [July 2034] Distribution
             Date.

-------------------------------------------------------------------------------
                                   DEFINITIONS
-------------------------------------------------------------------------------
-------------------------- ----------------------------------------------------

INTEREST PAYMENTS: On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.


ACCRUAL PERIOD: The "Accrual Period" for the Offered Certificates (other than the Class A-I-1 and Class A-II Certificates) will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs. The trustee will calculate interest on the Offered Certificates (other than the Class A-I-1 and Class A-II Certificates) based on a 360-day year that consists of twelve 30-day months. The Class A-I-1 and Class A-II Certificates will be entitled to interest accrual, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the Closing Date in the case of the First Distribution
     Date) to and including the day prior to the then current Distribution Date (the "Floating Rate Accrual Period"). The Trustee will calculate interest on the Class A-I-1 and A-II Certificates based on the related pass-through rate and the principal balance of the Class A-I-1 and Class A-II Certificates, calculated on an actual/360-day basis.

NET MORTGAGE RATE: With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the sum of (i) the Monthly Fees and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to the related aggregate certificate principal balance of the Offered Certificates over the related aggregate Stated Principal Balance of the Mortgage Loans.

MAXIMUM NET MORTGAGE With respect to any Mortgage Loan in Group II, the maximum net mortgage rate RATE: for such mortgage loans.

INTEREST DISTRIBUTION For each Distribution Date the lesser of (i) the Available
     Distribution AMOUNT: Amount and (ii) the aggregate amount of accrued certificate interest on the Offered Certificates for that Distribution Date, less (a) any Prepayment Interest Shortfalls for that Distribution Date not covered by Eligible Master Servicing Compensation as described herein and (b) any Relief Act Shortfalls.

GROUPI NET  WAC  CAP:  The  pass-through  rate  of  each  class  of the  Group I
     Certificates (other than the Class A-IO Certificates) may be subject to a cap equal to the weighted average of the Net Mortgage Rates less the product of (a) 3.50% and (b) a fraction, the numerator of which is the Class A-IO Notional Amount for the related Distribution Date and the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related remittance period. The Group I Net WAC Cap for the Class A-I-1 Certificates will be further adjusted to reflect an actual/360-day basis interest accrual.

GROUPI  NET  WAC  CAP  SHORTFALL:   With  respect  to  each  class  of  Group  I
     Certificates (other than the Class A-IO Certificate), and any Distribution Date on which the Group I Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap.

-------------------------------------------------------------------------------

                             DEFINITIONS (CONTINUED)

GROUPI NET WAC CAP SHORTFALL  CARRY-FORWARD  AMOUNT:With  respect to the Group I
     Certificates (other than the Class A-IO Certificate) and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfall Amounts from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only be made from interest on the Mortgage Loans and will be paid as described under Excess Cashflow distributions. No such carry-forward will be paid to any class of Group I Certificates once the Certificate Principal Balance has been reduced to zero for such class.

GROUPII NET WAC CAP: The pass-through rates of the Group II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII NET WAC  SHORTFALL:With  respect  to the Group II  Certificates  and any
     Distribution Date on which the Group II Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap.

GROUPII NET WAC  SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to the Group II
     Certificates, and any Distribution Date, an amount equal to any unpaid Group II Net WAC Shortfall Carry-Forward Amounts from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only be made from interest on the Mortgage Loans and will be paid as described under Excess Cashflow distributions. No such carry-forward will be paid to any class of Group II Certificates once the certificate principal balance has been reduced to zero for such class.

PREPAYMENT INTEREST SHORTFALL: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act. Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cashflow in the current period will remain unpaid. Relief Act Shortfalls in either loan group are allocated on a pro-rata basis among the related Offered Certificates in such loan group.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
-------------------------------------------------------------------------------

ALLOCATION OF SHORTFALL: Any Prepayment Interest Shortfalls in either loan group which are not covered by Eligible Master Servicing Compensation will be allocated among the offered certificates, pro rata, in such loan group in accordance with the amount of Accrued Certificate Interest that would have accrued on that certificate absent these shortfalls. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.

STEP-UP COUPON: The fixed rate used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% on the second Distribution Date following the first possible Clean-Up Call Date. The margin on the Class A-II Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-up Call Date.

AVAILABLE  DISTRIBUTION   AMOUNT:  For  each  group,  as  applicable,   for  any
     Distribution Date, an amount equal to the sum of the following amounts: (a) the aggregate amount of scheduled payments on the Mortgage Loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of such Mortgage Loans and the premium due do the Certificate Insurer for that Distribution Date; (b) unscheduled payments, including mortgagor prepayments on Mortgage Loans, insurance proceeds and liquidation proceeds from such Mortgage Loans, and proceeds from repurchases of and substitutions for such mortgage loans occurring during the preceding calendar month; and (c) all advances made for that Distribution Date in respect of the mortgage loans.

     With respect to any Distribution Date, the due period is the calendar month in which the Distribution Date occurs and the determination date is the 20th day of the month in which the Distribution Date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each Mortgage Loan is the date on which the scheduled monthly payment is due.

PRINCIPAL REMITTANCE AMOUNT: For each group, as applicable, for any Distribution
     Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the Pooling and Servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

PRINCIPAL  DISTRIBUTION   AMOUNT:  For  each  group,  as  applicable,   for  any
     Distribution Date, the sum of the following amounts (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the Required Overcollateralization Amount, minus the Overcollateralization Reduction Amount, and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

     In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the Offered Certificates.

-------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
-------------------------------------------------------------------------------

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage for that Distribution Date and
     (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event will the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Group I Principal Distribution Amount for that Distribution Date or the Certificate Principal Balance of the Class A-I-6 Certificates.

CLASS A-I-6 LOCKOUT For each Distribution Date, the applicable percentage set forth below:

PERCENTAGE:  DISTRIBUTION DATES                        LOCKOUT PERCENTAGE
             ------------------------------------------------------------
             July 2004 through June 2007                        0%
             July 2007 through June 2009                       45%
             July 2009 through June 2010                       80%
             July 2010 through June 2011                      100%
             July 2011 and thereafter                         300%

CLASSA-I-6 PRO RATA DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Group I Certificates (other than the Class A-IO Certificates) immediately prior to that Distribution Date and (y) the Principal Distribution Amount for Group I for that Distribution Date.

INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest and less Relief Act Shortfalls) will be paid to the holders of Offered Certificates to the extent of the Available Distribution Amount from Loan Group I, to the Group I Certificates, pro rata, and from Loan Group II, to the Group II Certificates as described in the Prospectus Supplement.

PRINCIPAL DISTRIBUTIONS:  On each Distribution Date, the Principal  Distribution
     Amount will be distributed in the following order of priority:

     (i) To the holders of the Group I Certificates, the Principal Distribution Amount for loan Group I, to be distributed, first to the holders of the Class A-I-6 Certificates, in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, and then, to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero.

     (ii) To  the  holders  of  the  Group  II   Certificates,   the   Principal
          Distribution Amount for loan Group II, until the Certificate Principal Balance thereof has been reduced to zero.

                           PRIORITY OF DISTRIBUTIONS
------------------------ -------------------------------------------------------

PRIORITY OF DISTRIBUTIONS: Distributions will be made from the available amount from each Loan Group as follows:

                         (i) Distribution of interest to the related Offered Certificates (as further described herein);
                         (ii) Distribution of principal to the related Offered Certificates (as further described herein);
                         (iii) Distribution of principal to the related and then to the unrelated Offered Certificates to cover certain realized losses other than excess losses (as described in "The Pooling and Servicing Agreement");
                         (iv) To the Certificate Insurer reimbursement of any payments made with respect to the related and then with respect to the unrelated Offered Certificates by the Certificate Insurer under the certificate guaranty insurance policy;
                         (v) Except for the first six Distribution Dates, distribution of additional principal to the related and then, to the unrelated Offered Certificates from the Excess Cashflow on the mortgage loans, until the required level of overcollateralization is reached.
                         (vi)     To pay  the  holders  of the  related  Offered
                                  Certificates, pro rata, and then the non-related Offered Certificates, pro-rata, based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto;
                         (vii)    To pay  the  holders  of the  related  Offered
                                  Certificates, pro rata, and then the non-related Offered Certificates, pro-rata, based on the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;
                         (viii)   To pay  the  holders  of the  related  Offered
                                  Certificates, pro rata, and then the non-related Offered Certificates, pro-rata, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Net WAC Cap Shortfall Carry-Forward Amounts, as applicable;
                         (ix)     To pay  the  holders  of the  related  Offered
                                  Certificates, pro rata, and then the non-related Offered Certificates, pro-rata, in respect of any Relief Act Shortfall occurring in the current interest accrual period;
                         (x)      To pay  the  holders  of the  related  Offered
                                  Certificates, pro rata, and then the non-related Offered Certificates, pro-rata, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and
                         (xi) Distribution of any remaining funds to the non-offered certificates.


--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                                   GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                    $241,601,803.69
 Number of Loans                                                      1,696
 Average Current Loan Balance                                   $142,453.89      $17,076.38   $619,447.34
 (1) Original Loan-to-Value Ratio                                   102.41%          93.00%       107.00%
 (1) Mortgage Rate                                                   7.553%          6.000%        9.750%
 (1) Net Mortgage Rate                                               7.253%          5.700%        9.450%
 (1) Remaining Term to Stated Maturity (months)                         355             171           360
 (1) (2) Credit Score                                                   712             600           882
----------------------------------------------------------------------------------------------------------
 (1) Weighted Average reflected in Total.
 (2) 100.00% of the Group I Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Fixed Rate                                    100.00%

         Fully Amortizing Mortgage Loans                                                     99.73%

         Lien                                 First                                         100.00%

         Property Type                        Single-family detached                         70.64%
                                              Planned Unit Developments                      10.88%
                                   (detached)
                                              Two- to four- family units                      6.21%
                                              Condo Low-Rise (less than 5                     5.39%
                                    stories)
                                              Planned Unit Developments                       3.80%
                                   (attached)
                                              Townhouse                                       2.80%
                                              Leasehold                                       0.28%

         Documentation Type                   Full Documentation                             88.07%
                                              Reduced Documentation                          11.93%

         Geographic Distribution              California                                      9.12%
                                              Florida                                         7.97%
                                              Virginia                                        5.55%
                                              Arizona                                         4.82%
                                              Maryland                                        4.79%

         Number of States (including DC)      48

         Largest Zip Code Concentration       96706                                           0.55%

         Loans with Prepayment Penalties                                                     55.51%
----------------------------------------------------------------------------------------------------------





CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL   LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
 600 - 619                                 67     $8,475,266       3.51%    $126,497         101.60%
 620 - 639                                124     18,052,554      7.47       145,585        101.79
 640 - 659                                 90     13,002,763      5.38       144,475        101.85
 660 - 679                                 90     12,497,086      5.17       138,857        101.87
 680 - 699                                268     41,642,531     17.24       155,383        104.31
 700 - 719                                172     25,826,113     10.69       150,152        104.91
 720 - 739                                322     45,146,333     18.69       140,206        102.35
 740 - 759                                269     36,309,170     15.03       134,978        101.24
 760 - 779                                195     26,412,354     10.93       135,448        100.65
 780 - 799                                 88     13,112,497      5.43       149,006        100.99
 800 or greater                            11      1,125,138      0.47       102,285        100.84
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              TOTAL:                    1,696   $241,601,804     100.00%    $142,454         102.41%
-----------------------------------------------------------------------------------------------------




DEBT-TO-INCOME RATIOS OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
           RANGE OF               NUMBER                   PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                  AVERAGE
        DEBT-TO-INCOME              OF                         OF
          RATIOS (%)             MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                  LOANS         BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 0.01% - 5.00%                            2       $181,481       0.08%     $90,740          742      100.00%
 5.01% - 10.00%                           4        263,054      0.11        65,763          761      97.33
 10.01% - 15.00%                         12      1,156,543      0.48        96,379          761      98.28
 15.01% - 20.00%                         23      2,166,617      0.90        94,201          735     100.36
 20.01% - 25.00%                         91      9,555,827      3.96       105,009          732     100.93
 25.01% - 30.00%                        153     18,675,977      7.73       122,065          724     102.22
 30.01% - 35.00%                        279     35,126,724     14.54       125,902          721     102.26
 35.01% - 40.00%                        396     57,250,980     23.70       144,573          717     102.22
 40.01% - 45.00%                        647    103,016,991     42.64       159,223          711     102.87
 45.01% - 50.00%                         89     14,207,611      5.88       159,636          643     102.14
-------------------------------------------------------------------------------------------------------------
            TOTAL:                    1,696   $241,601,804     100.00%    $142,454          712      102.41%
-------------------------------------------------------------------------------------------------------------






ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I

-------------------------------------------------------------------------------------------------------------
      RANGE OF ORIGINAL        NUMBER OF                 PERCENTAGE OF   AVERAGE     WEIGHTED     WEIGHTED
                                                                                                  AVERAGE
        MORTGAGE LOAN
    PRINCIPAL BALANCES ($)     MORTGAGE     PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                 LOANS        BALANCE    GROUP I LOANS   BALANCE   CREDIT SCORE    RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 $           1 - $100,000             507    $37,549,056         15.54%    $74,061          712      101.32%
 $100,001 - $200,000                  911    129,991,503        53.80      142,691          713     102.31
 $200,001 - $300,000                  230     56,276,098        23.29      244,679          709     103.02
 $300,001 - $400,000                   40     14,044,003         5.81      351,100          708     103.30
 $400,001 - $500,000                    6      2,522,807         1.04      420,468          709     104.51
 $500,001 - $600,000                    1        598,889         0.25      598,889          796     100.00
 $600,001 - $700,000                    1        619,447         0.26      619,447          786     107.00
-------------------------------------------------------------------------------------------------------------
            TOTAL:                  1,696   $241,601,804        100.00%   $142,454          712      102.41%
-------------------------------------------------------------------------------------------------------------





NET MORTGAGE RATES OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
         RANGE OF NET          NUMBER OF                 PERCENTAGE OF   AVERAGE     WEIGHTED     WEIGHTED
                                                                                                  AVERAGE

      MORTGAGE RATES (%)       MORTGAGE     PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                 LOANS        BALANCE    GROUP I LOANS   BALANCE   CREDIT SCORE    RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 5.5000% - 5.9999%                      3       $519,736          0.22%   $173,245          764      101.83%
 6.0000% - 6.4999%                    111     19,116,263         7.91      172,219          737     103.95
 6.5000% - 6.9999%                    523     76,943,014        31.85      147,119          734     103.25
 7.0000% - 7.4999%                    508     71,637,506        29.65      141,019          720     102.10
 7.5000% - 7.9999%                    319     42,593,054        17.63      133,521          701     101.01
 8.0000% - 8.4999%                    131     18,562,109         7.68      141,695          643     101.88
 8.5000% - 8.9999%                     82     10,303,535         4.26      125,653          629     102.17
 9.0000% - 9.4999%                     19      1,926,586         0.80      101,399          631     102.17
-------------------------------------------------------------------------------------------------------------
            TOTAL:                  1,696   $241,601,804        100.00%   $142,454          712      102.41%
-------------------------------------------------------------------------------------------------------------






MORTGAGE RATES OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
          RANGE OF            NUMBER OF                PERCENTAGE OF    AVERAGE   WEIGHTED      WEIGHTED
                                                                                   AVERAGE       AVERAGE
     MORTGAGE RATES (%)        MORTGAGE    PRINCIPAL                   PRINCIPAL  CREDIT      LOAN-TO-VALUE
                                LOANS        BALANCE   GROUP I LOANS    BALANCE     SCORE         RATIO
-------------------------------------------------------------------------------------------------------------
 6.0000% - 6.4999%                     12   $2,570,660          1.06%    $214,222        755         104.44%
 6.5000% - 6.9999%                    250   39,540,568        16.37       158,162        736        103.56
 7.0000% - 7.4999%                    513   74,359,447        30.78       144,950        729        103.28
 7.5000% - 7.9999%                    527   72,567,938        30.04       137,700        720        101.38
 8.0000% - 8.4999%                    189   25,787,688        10.67       136,443        681        101.25
 8.5000% - 8.9999%                    135   18,269,792         7.56       135,332        639        101.84
 9.0000% - 9.4999%                     60    7,544,306         3.12       125,738        630        102.35
 9.5000% - 9.9999%                     10      961,404         0.40        96,140        618        101.87
-------------------------------------------------------------------------------------------------------------
           TOTAL:                   1,696 $241,601,804        100.00%    $142,454        712         102.41%
-------------------------------------------------------------------------------------------------------------




ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------
     RANGE OF ORIGINAL        NUMBER OF                PERCENTAGE OF    AVERAGE     WEIGHTED
  LOAN-TO-VALUE RATIOS (%)     MORTGAGE    PRINCIPAL   GROUP I LOANS   PRINCIPAL     AVERAGE
                                LOANS        BALANCE                    BALANCE   CREDIT SCORE
------------------------------------------------------------------------------------------------
 90.01% - 95.00%                      252  $26,590,319         11.01%    $105,517           752
 95.01% - 100.00%                     449   65,159,929        26.97       145,122           715
 100.01% - 101.00%                     14    2,325,480         0.96       166,106           695
 101.01% - 102.00%                     23    3,949,037         1.63       171,697           703
 102.01% - 103.00%                    369   54,396,517        22.51       147,416           672
 103.01% - 104.00%                     63   10,683,088         4.42       169,573           733
 104.01% - 105.00%                     74   10,927,239         4.52       147,665           731
 105.01% - 106.00%                     54    7,737,698         3.20       143,291           723
 106.01% - 107.00%                    398   59,832,495        24.76       150,333           720
------------------------------------------------------------------------------------------------
           TOTAL:                   1,696 $241,601,804        100.00%    $142,454           712
------------------------------------------------------------------------------------------------






GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
    STATE OR TERRITORY        NUMBER OF                    PERCENTAGE    AVERAGE    WEIGHTED      WEIGHTED
                                                               OF                    AVERAGE      AVERAGE
                                             PRINCIPAL      GROUP I     PRINCIPAL    CREDIT     LOAN-TO-VALUE
                            MORTGAGE LOANS     BALANCE       LOANS       BALANCE      SCORE        RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 California                            106    $22,023,192        9.12%    $207,766         720        102.84%
 Florida                               138     19,253,217       7.97       139,516         706       103.06
 Virginia                               83     13,420,396       5.55       161,692         713       102.44
 Arizona                                87     11,644,636       4.82       133,846         706       102.10
 Maryland                               59     11,574,105       4.79       196,171         712       102.94
 Texas                                 105     11,087,627       4.59       105,596         736        99.41
 Michigan                               79     10,500,583       4.35       132,919         713       102.12
 Pennsylvania                           80      9,952,215       4.12       124,403         717       104.72
 Ohio                                   65      8,331,204       3.45       128,172         698       102.68
 Washington                             53      8,242,545       3.41       155,520         720       102.56
 Nevada                                 45      8,196,761       3.39       182,150         713       102.27
 Illinois                               56      7,651,893       3.17       136,641         701       102.08
 Other(1)                              740     99,723,430      41.28       134,761         710       102.29
--------------------------------------------------------------------------------------------------------------
          TOTAL:                     1,696   $241,601,804      100.00%    $142,454         712        102.41%
--------------------------------------------------------------------------------------------------------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.





MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
       LOAN PURPOSE           NUMBER OF                    PERCENTAGE    AVERAGE    WEIGHTED      WEIGHTED
                                                               OF                    AVERAGE      AVERAGE
                                             PRINCIPAL      GROUP I     PRINCIPAL    CREDIT     LOAN-TO-VALUE
                            MORTGAGE LOANS     BALANCE       LOANS       BALANCE      SCORE        RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Purchase                            1,213   $168,484,201       69.74%    $138,899         721        101.74%
 Equity Refinance                      366     54,505,008      22.56       148,921         688       103.89
 Rate/Term Refinance                   117     18,612,595       7.70       159,082         708       104.11
--------------------------------------------------------------------------------------------------------------
          TOTAL:                     1,696   $241,601,804      100.00%    $142,454         712        102.41%
--------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
    DOCUMENTATION TYPE        NUMBER OF                 PERCENTAGE OF    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                   AVERAGE

                              MORTGAGE      PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                LOANS        BALANCE    GROUP I LOANS    BALANCE   CREDIT SCORE     RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Full Documentation                 1,485  $212,768,512         88.07%    $143,278          708       102.79%
 Reduced Documentation                211    28,833,292        11.93       136,651          745       99.59
--------------------------------------------------------------------------------------------------------------
          TOTAL:                    1,696  $241,601,804        100.00%    $142,454          712       102.41%
--------------------------------------------------------------------------------------------------------------





OCCUPANCY TYPES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
         OCCUPANCY            NUMBER OF                 PERCENTAGE OF    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                   AVERAGE

                              MORTGAGE      PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                LOANS        BALANCE    GROUP I LOANS    BALANCE   CREDIT SCORE     RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Primary Residence                  1,432  $213,507,928         88.37%    $149,098          706       103.25%
 Non Owner-occupied                   234    24,386,970        10.09       104,218          758       94.98
 Second/Vacation                       30     3,706,906         1.53       123,564          744      102.84
--------------------------------------------------------------------------------------------------------------
          TOTAL:                    1,696  $241,601,804        100.00%    $142,454          712       102.41%
--------------------------------------------------------------------------------------------------------------





MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
         PROPERTY TYPE           NUMBER OF              PERCENTAGE OF    AVERAGE     WEIGHTED      WEIGHTED
                                                                                                   AVERAGE

                                 MORTGAGE   PRINCIPAL                   PRINCIPAL     AVERAGE    LOAN-TO-VALUE
                                   LOANS      BALANCE   GROUP I LOANS    BALANCE   CREDIT SCORE     RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Single-family detached              1,220 $170,678,658         70.64%    $139,901           709      102.69%
 Planned Unit Developments             145   26,294,756        10.88       181,343           715     102.35
(detached)
 Two- to four- family units            110   14,992,863         6.21       136,299           733      98.96
 Condo Low-Rise (less than 5           102   13,024,424         5.39       127,690           717     102.65
stories)
 Planned Unit Developments              59    9,178,054         3.80       155,560           710     102.79
(attached)
 Townhouse                              57    6,758,821         2.80       118,576           729     102.29
 Leasehold                               3      674,228         0.28       224,743           736     101.50
--------------------------------------------------------------------------------------------------------------
             TOTAL:                  1,696 $241,601,804        100.00%    $142,454           712      102.41%
--------------------------------------------------------------------------------------------------------------




CREDIT GRADES OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
      CREDIT GRADE          NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
                            MORTGAGE       PRINCIPAL                   PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE     GROUP I LOANS  BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 A1                                 877     $120,468,019        49.86%   $137,364         751        101.46%
 A2                                 423       65,077,030       26.94      153,846         697       104.67
 A3                                 194       28,513,015       11.80      146,974         650       101.58
 A4                                 202       27,543,740       11.40      136,355         642       102.03
-------------------------------------------------------------------------------------------------------------
         TOTAL:                   1,696     $241,601,804       100.00%   $142,454         712        102.41%
-------------------------------------------------------------------------------------------------------------





PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

-------------------------------------------------------------------------------------------------------------
 PREPAYMENT PENALTY TERM    NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
                            MORTGAGE       PRINCIPAL                   PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE     GROUP I LOANS  BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 None                               744     $107,488,142        44.49%   $144,473         712        102.28%
 12 Months                           67       10,048,619        4.16      149,979         715       103.56
 24 Months                          165       24,855,788       10.29      150,641         725       101.30
 36 Months                          714       98,439,926       40.74      137,871         709       102.71
 60 Months                            6          769,328        0.32      128,221         688       101.20
-------------------------------------------------------------------------------------------------------------
         TOTAL:                   1,696     $241,601,804       100.00%   $142,454         712        102.41%
-------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
==========================================================================================================

                                  GROUP II MORTGAGE LOANS

SUMMARY                                                               TOTAL         MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------
 Aggregate Outstanding Principal Balance                    $128,073,525.86
 Number of Loans                                                        836
 Average Current Loan Balance                                   $153,198.00      $27,155.16   $328,730.32
 (1) Original Loan-to-Value Ratio                                   101.56%          91.00%       107.00%
 (1) Mortgage Rate                                                   7.036%          5.250%        8.875%
 (1) Net Mortgage Rate                                               6.736%          4.950%        8.575%
 (1) Note Margin                                                     4.496%          3.250%        9.500%
 (1) Maximum Mortgage Rate                                          13.036%         11.250%       14.875%
 (1) Minimum Mortgage Rate                                           4.706%          3.250%        9.500%
 (1) Term to Next Rate Adjustment Rate (months)                          27              14            36
 (1) Remaining Term to Stated Maturity (months)                         358             349           360
 (1) (2) Credit Score                                                   696             600           806
----------------------------------------------------------------------------------------------------------
 (1) Weighted Average reflected in Total.
 (2) 100.00% of the Group II Mortgage Loans have Credit Scores.
----------------------------------------------------------------------------------------------------------
                                                                                  PERCENT OF CUT-OFF DATE
                                              RANGE                                  PRINCIPAL BALANCE
         Product Type                         Adjustable Rate                               100.00%

         Fully Amortizing Mortgage Loans                                                    100.00%

         Lien                                 First                                         100.00%

         Property Type                        Single-family detached                         66.40%
                                              Planned Unit Developments                      12.81%
                                   (detached)
                                              Condo Low-Rise (less than 5                     9.23%
                                    stories)
                                              Planned Unit Developments                       4.90%
                                   (attached)
                                              Two- to four- family units                      4.85%
                                              Townhouse                                       1.42%
                                              Leasehold                                       0.39%

         Geographic Distribution              California                                     10.84%
                                              Arizona                                         8.51%
                                              Minnesota                                       7.56%
                                              Michigan                                        6.22%
                                              Nevada                                          5.66%

         Number of States (including DC)      48

         Largest Zip Code Concentration       89031                                           0.79%

         Documentation Type                   Full Documentation                             79.13%
                                              Reduced Documentation                          20.87%

         Loans with Prepayment Penalties                                                     67.16%
----------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL   LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
 600 - 619                                 82    $11,129,141       8.69%    $135,721         101.02%
 620 - 639                                102     14,735,726     11.51       144,468        101.60
 640 - 659                                 97     14,955,569     11.68       154,181        101.98
 660 - 679                                 68     10,990,005      8.58       161,618        102.03
 680 - 699                                 82     12,644,731      9.87       154,204        103.77
 700 - 719                                 65     10,395,355      8.12       159,929        102.97
 720 - 739                                121     19,158,815     14.96       158,337        100.93
 740 - 759                                107     15,875,143     12.40       148,366        100.72
 760 - 779                                 69     11,257,979      8.79       163,159        100.45
 780 - 799                                 33      5,145,664      4.02       155,929         99.53
 800 or greater                            10      1,785,398      1.39       178,540        101.63
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              TOTAL:                      836   $128,073,526     100.00%    $153,198         101.56%
-----------------------------------------------------------------------------------------------------




DEBT-TO-INCOME RATIOS OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
           RANGE OF               NUMBER                   PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                  AVERAGE
        DEBT-TO-INCOME              OF                         OF
          RATIOS (%)             MORTGAGE     PRINCIPAL     GROUP II    PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                  LOANS         BALANCE       LOANS      BALANCE   CREDIT SCORE    RATIO
-------------------------------------------------------------------------------------------------------------
  5.01% - 10.00%                          2       $272,117       0.21%    $136,059          760       95.00%
 10.01% - 15.00%                          2        294,573      0.23       147,286          739     106.23
 15.01% - 20.00%                         18      1,878,894      1.47       104,383          721     103.84
 20.01% - 25.00%                         39      4,903,119      3.83       125,721          707     101.00
 25.01% - 30.00%                        112     16,456,228     12.85       146,931          707     101.19
 30.01% - 35.00%                        187     26,515,448     20.70       141,794          706     101.12
 35.01% - 40.00%                        371     62,118,754     48.50       167,436          704     101.88
 40.01% - 45.00%                        105     15,634,393     12.21       148,899          633     101.38
-------------------------------------------------------------------------------------------------------------
            TOTAL:                      836   $128,073,526     100.00%    $153,198          696      101.56%
-------------------------------------------------------------------------------------------------------------






ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II

-------------------------------------------------------------------------------------------------------------
      RANGE OF ORIGINAL        NUMBER OF                 PERCENTAGE OF   AVERAGE     WEIGHTED     WEIGHTED
                                                                                                  AVERAGE
        MORTGAGE LOAN
    PRINCIPAL BALANCES ($)     MORTGAGE     PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                 LOANS        BALANCE    GROUP II LOANS  BALANCE   CREDIT SCORE    RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 $           1 - $100,000             180    $13,587,351         10.61%    $75,485          694      101.01%
 $100,001 - $200,000                  481     71,109,536        55.52      147,837          692     101.62
 $200,001 - $300,000                  164     39,882,718        31.14      243,187          706     101.55
 $300,001 - $400,000                   11      3,493,921         2.73      317,629          681     102.65
-------------------------------------------------------------------------------------------------------------
            TOTAL:                    836   $128,073,526        100.00%   $153,198          696      101.56%
-------------------------------------------------------------------------------------------------------------





NET MORTGAGE RATES OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
         RANGE OF NET          NUMBER OF                 PERCENTAGE OF   AVERAGE     WEIGHTED     WEIGHTED
                                                                                                  AVERAGE

      MORTGAGE RATES (%)       MORTGAGE     PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                 LOANS        BALANCE    GROUP II LOANS  BALANCE   CREDIT SCORE    RATIO
-------------------------------------------------------------------------------------------------------------
 4.5000% - 4.9999%                      1        $94,782          0.07%    $94,782          745      106.00%
 5.0000% - 5.4999%                      7      1,136,113         0.89      162,302          755     104.68
 5.5000% - 5.9999%                     93     15,924,171        12.43      171,228          739     102.62
 6.0000% - 6.4999%                    185     30,227,491        23.60      163,392          726     102.05
 6.5000% - 6.9999%                    281     41,604,232        32.48      148,058          708     100.65
 7.0000% - 7.4999%                    134     21,038,701        16.43      157,005          652     101.51
 7.5000% - 7.9999%                     88     12,457,015         9.73      141,557          631     101.86
 8.0000% - 8.4999%                     44      5,244,625         4.10      119,196          626     101.59
 8.5000% - 8.9999%                      3        346,396         0.27      115,465          607     100.95
-------------------------------------------------------------------------------------------------------------
            TOTAL:                    836   $128,073,526        100.00%   $153,198          696      101.56%
-------------------------------------------------------------------------------------------------------------






MORTGAGE RATES OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
          RANGE OF            NUMBER OF                PERCENTAGE OF    AVERAGE   WEIGHTED      WEIGHTED
                                                                                   AVERAGE       AVERAGE
     MORTGAGE RATES (%)        MORTGAGE    PRINCIPAL                   PRINCIPAL  CREDIT      LOAN-TO-VALUE
                                LOANS        BALANCE   GROUP II LOANS   BALANCE     SCORE         RATIO
-------------------------------------------------------------------------------------------------------------
 5.0000% - 5.4999%                      1      $94,782          0.07%     $94,782        745         106.00%
 5.5000% - 5.9999%                     22    3,902,492         3.05       177,386        738        104.59
 6.0000% - 6.4999%                    129   21,450,826        16.75       166,285        736        102.53
 6.5000% - 6.9999%                    222   35,731,913        27.90       160,955        721        101.16
 7.0000% - 7.4999%                    225   32,902,270        25.69       146,232        701        100.98
 7.5000% - 7.9999%                    146   22,334,896        17.44       152,979        639        101.53
 8.0000% - 8.4999%                     70    9,082,279         7.09       129,747        632        101.70
 8.5000% - 8.9999%                     21    2,574,068         2.01       122,575        623        101.75
-------------------------------------------------------------------------------------------------------------
           TOTAL:                     836 $128,073,526        100.00%    $153,198        696         101.56%
-------------------------------------------------------------------------------------------------------------





ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

------------------------------------------------------------------------------------------------
     RANGE OF ORIGINAL        NUMBER OF                PERCENTAGE OF    AVERAGE     WEIGHTED
  LOAN-TO-VALUE RATIOS (%)     MORTGAGE    PRINCIPAL   GROUP II LOANS  PRINCIPAL     AVERAGE
                                LOANS        BALANCE                    BALANCE   CREDIT SCORE
------------------------------------------------------------------------------------------------
 90.01% - 95.00%                       77   $9,531,372          7.44%    $123,784           746
 95.01% - 100.00%                     342   55,076,243        43.00       161,042           705
 100.01% - 101.00%                      3      461,499         0.36       153,833           684
 101.01% - 102.00%                     21    3,437,523         2.68       163,692           693
 102.01% - 103.00%                    247   36,483,373        28.49       147,706           655
 103.01% - 104.00%                     16    3,083,104         2.41       192,694           736
 104.01% - 105.00%                     18    2,404,746         1.88       133,597           719
 105.01% - 106.00%                     19    2,790,836         2.18       146,886           741
 106.01% - 107.00%                     93   14,804,830        11.56       159,192           716
------------------------------------------------------------------------------------------------
           TOTAL:                     836 $128,073,526        100.00%    $153,198           696
------------------------------------------------------------------------------------------------






GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
    STATE OR TERRITORY        NUMBER OF                    PERCENTAGE    AVERAGE    WEIGHTED      WEIGHTED
                                                               OF                    AVERAGE      AVERAGE
                                             PRINCIPAL      GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                            MORTGAGE LOANS     BALANCE       LOANS       BALANCE      SCORE        RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 California                             68    $13,888,692       10.84%    $204,245         709        102.28%
 Arizona                                71     10,896,660       8.51       153,474         706       101.56
 Minnesota                              52      9,686,019       7.56       186,270         714        99.64
 Michigan                               61      7,966,207       6.22       130,594         689       101.34
 Nevada                                 38      7,245,524       5.66       190,672         698       101.52
 Illinois                               44      6,507,581       5.08       147,900         697       101.44
 Maryland                               34      6,375,936       4.98       187,528         688       102.79
 Ohio                                   48      6,179,960       4.83       128,749         680       102.21
 Virginia                               33      5,635,421       4.40       170,770         694       101.43
 Florida                                39      5,472,371       4.27       140,317         694       101.89
 Washington                             26      4,836,913       3.78       186,035         692       102.49
 Colorado                               21      4,206,634       3.28       200,316         702       102.35
 Other(1)                              301     39,175,609      30.59       130,152         691       101.33
--------------------------------------------------------------------------------------------------------------
          TOTAL:                       836   $128,073,526      100.00%    $153,198         696        101.56%
--------------------------------------------------------------------------------------------------------------

1) Other includes states and the District of Columbia with fewer than 3% concentrations individually.





MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
       LOAN PURPOSE           NUMBER OF                    PERCENTAGE    AVERAGE    WEIGHTED      WEIGHTED
                                                               OF                    AVERAGE      AVERAGE
                                             PRINCIPAL      GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                            MORTGAGE LOANS     BALANCE       LOANS       BALANCE      SCORE        RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Purchase                              629    $95,807,722       74.81%    $152,318         706        101.06%
 Equity Refinance                      173     27,022,855      21.10       156,201         667       103.02
 Rate/Term Refinance                    34      5,242,949       4.09       154,204         671       103.31
--------------------------------------------------------------------------------------------------------------
          TOTAL:                       836   $128,073,526      100.00%    $153,198         696        101.56%
--------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
    DOCUMENTATION TYPE        NUMBER OF                 PERCENTAGE OF    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                   AVERAGE

                              MORTGAGE      PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                LOANS        BALANCE    GROUP II LOANS   BALANCE   CREDIT SCORE     RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Full Documentation                   679  $101,342,960         79.13%    $149,253          683       102.06%
 Reduced Documentation                157    26,730,566        20.87       170,258          748       99.67
--------------------------------------------------------------------------------------------------------------
          TOTAL:                      836  $128,073,526        100.00%    $153,198          696       101.56%
--------------------------------------------------------------------------------------------------------------





OCCUPANCY TYPES OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
         OCCUPANCY            NUMBER OF                 PERCENTAGE OF    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                   AVERAGE

                              MORTGAGE      PRINCIPAL                   PRINCIPAL    AVERAGE    LOAN-TO-VALUE
                                LOANS        BALANCE    GROUP II LOANS   BALANCE   CREDIT SCORE     RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Primary Residence                    747  $116,821,606         91.21%    $156,388          691       101.98%
 Non Owner-occupied                    68     8,020,714         6.26       117,952          756       94.98
 Second/Vacation                       21     3,231,207         2.52       153,867          751      102.90
--------------------------------------------------------------------------------------------------------------
          TOTAL:                      836  $128,073,526        100.00%    $153,198          696       101.56%
--------------------------------------------------------------------------------------------------------------





MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

--------------------------------------------------------------------------------------------------------------
         PROPERTY TYPE           NUMBER OF              PERCENTAGE OF    AVERAGE     WEIGHTED      WEIGHTED
                                                                                                   AVERAGE

                                 MORTGAGE   PRINCIPAL                   PRINCIPAL     AVERAGE    LOAN-TO-VALUE
                                   LOANS      BALANCE   GROUP II LOANS   BALANCE   CREDIT SCORE     RATIO
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Single-family detached                579  $85,044,778         66.40%    $146,882           693      101.74%
 Planned Unit Developments              92   16,401,290        12.81       178,275           702     101.28
(detached)
 Condo Low-Rise (less than 5            75   11,815,201         9.23       157,536           698     101.65
stories)
 Planned Unit Developments              37    6,280,188         4.90       169,735           692     102.03
(attached)
 Two- to four- family units             39    6,211,129         4.85       159,260           724      99.06
 Townhouse                              11    1,818,534         1.42       165,321           723     102.12
 Leasehold                               3      502,406         0.39       167,469           657     101.83
--------------------------------------------------------------------------------------------------------------
             TOTAL:                    836 $128,073,526        100.00%    $153,198           696      101.56%
--------------------------------------------------------------------------------------------------------------




CREDIT GRADES OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
      CREDIT GRADE          NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
                            MORTGAGE       PRINCIPAL       GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE         LOANS      BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 A1                                 338      $52,895,696        41.30%   $156,496         752        100.65%
 A2                                 142       22,372,416       17.47      157,552         698       103.46
 A3                                 148       23,468,532       18.32      158,571         650       102.02
 A4                                 208       29,336,882       22.91      141,043         633       101.39
-------------------------------------------------------------------------------------------------------------
         TOTAL:                     836     $128,073,526       100.00%   $153,198         696        101.56%
-------------------------------------------------------------------------------------------------------------





PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
 PREPAYMENT PENALTY TERM    NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
                            MORTGAGE       PRINCIPAL       GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE         LOANS      BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 None                               285      $42,062,691        32.84%   $147,588         703        101.39%
 12 Months                           46        8,484,406        6.62      184,444         694       101.76
 24 Months                          308       47,522,480       37.11      154,294         692       101.72
 36 Months                          197       30,003,949       23.43      152,304         695       101.51
-------------------------------------------------------------------------------------------------------------
         TOTAL:                     836     $128,073,526       100.00%   $153,198         696        101.56%
-------------------------------------------------------------------------------------------------------------










NOTE MARGINS OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
        RANGE OF            NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
    NOTE MARGINS (%)        MORTGAGE       PRINCIPAL       GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE         LOANS      BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 3.0000% - 3.4999%                  298      $47,938,050        37.43%   $160,866         751        100.68%
 3.5000% - 3.9999%                   42        5,274,024        4.12      125,572         748       100.18
 4.0000% - 4.4999%                  129       20,669,024       16.14      160,225         699       103.71
 4.5000% - 4.9999%                   13        1,729,530        1.35      133,041         699       100.97
 5.0000% - 5.4999%                  139       22,643,873       17.68      162,906         650       101.93
 5.5000% - 5.9999%                   12        1,344,708        1.05      112,059         644       101.88
 6.0000% - 6.4999%                  168       23,632,857       18.45      140,672         631       101.48
 6.5000% - 6.9999%                   34        4,681,261        3.66      137,684         632       101.39
 9.5000% - 9.9999%                    1          160,199        0.13      160,199         634       103.00
-------------------------------------------------------------------------------------------------------------
         TOTAL:                     836     $128,073,526       100.00%   $153,198         696        101.56%
-------------------------------------------------------------------------------------------------------------






MAXIMUM MORTGAGE OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
    RANGE OF MAXIMUM        NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
   MORTGAGE RATES (%)       MORTGAGE       PRINCIPAL       GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE         LOANS      BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 11.0000% - 11.9999%                 23       $3,997,273         3.12%   $173,794         738        104.62%
 12.0000% - 12.9999%                351       57,202,920       44.66      162,971         727       101.67
 13.0000% - 13.9999%                370       55,188,754       43.09      149,159         676       101.21
 14.0000% - 14.9999%                 92       11,684,579        9.12      127,006         629       101.66
-------------------------------------------------------------------------------------------------------------
         TOTAL:                     836     $128,073,526       100.00%   $153,198         696        101.56%
-------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
    RANGE OF MINIMUM        NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
   MORTGAGE RATES (%)       MORTGAGE       PRINCIPAL       GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE         LOANS      BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 3.0000% - 3.9999%                  314      $48,726,913        38.05%   $155,181         752        100.67%
 4.0000% - 4.9999%                  134       21,562,315       16.84      160,913         701       103.30
 5.0000% - 5.9999%                  145       23,136,702       18.07      159,563         650       101.90
 6.0000% - 6.9999%                  191       27,559,004       21.52      144,288         642       101.47
 7.0000% - 7.9999%                   34        4,621,506        3.61      135,927         683       101.58
 8.0000% - 8.9999%                   17        2,306,888        1.80      135,699         633       101.76
 9.0000% - 9.9999%                    1          160,199        0.13      160,199         634       103.00
-------------------------------------------------------------------------------------------------------------
         TOTAL:                     836     $128,073,526       100.00%   $153,198         696        101.56%
-------------------------------------------------------------------------------------------------------------





NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS

-------------------------------------------------------------------------------------------------------------
   NEXT INTEREST RATE       NUMBER OF                    PERCENTAGE OF  AVERAGE    WEIGHTED      WEIGHTED
                                                                                    AVERAGE      AVERAGE
     ADJUSTMENT DATE        MORTGAGE       PRINCIPAL       GROUP II    PRINCIPAL    CREDIT     LOAN-TO-VALUE
                              LOANS          BALANCE         LOANS      BALANCE      SCORE        RATIO
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 August 2005                          1         $112,961         0.09%   $112,961         600         98.00%
 September 2005                       1          100,780        0.08      100,780         618        99.00
 October 2005                         3          303,873        0.24      101,291         622       101.91
 November 2005                        1          138,508        0.11      138,508         636        99.00
 December 2005                        9        1,431,631        1.12      159,070         706       101.48
 January 2006                        16        2,363,291        1.85      147,706         717       101.38
 February 2006                       29        4,487,190        3.50      154,731         697       100.54
 March 2006                         119       17,682,043       13.81      148,589         687       101.37
 April 2006                         164       24,853,244       19.41      151,544         684       101.54
 May 2006                            93       13,336,263       10.41      143,401         680       101.80
 June 2006                           10        1,526,375        1.19      152,638         684       104.31
 July 2006                            1          127,443        0.10      127,443         749       100.00
 August 2006                          3          681,085        0.53      227,028         728       105.70
 September 2006                       3          452,310        0.35      150,770         679       100.00
 October 2006                         2          350,383        0.27      175,191         629       100.00
 November 2006                        2          284,651        0.22      142,325         655        98.38
 December 2006                        7        1,203,171        0.94      171,882         673       101.65
 January 2007                         8        1,231,320        0.96      153,915         742       101.64
 February 2007                       18        2,487,219        1.94      138,179         694       100.49
 March 2007                          94       14,486,408       11.31      154,111         701       101.69
 April 2007                         106       16,907,035       13.20      159,500         708       102.47
 May 2007                           128       20,673,603       16.14      161,513         716       101.02
 June 2007                           18        2,852,740        2.23      158,486         710       101.16
-------------------------------------------------------------------------------------------------------------
         TOTAL:                     836     $128,073,526       100.00%   $153,198         696        101.56%
-------------------------------------------------------------------------------------------------------------










----------------------------------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.50       1.61       1.18       0.95       0.81        0.72
  Modified Duration (at par)             10.45       1.58       1.16       0.94       0.80        0.71
  First Principal Payment Date        07/25/2004  07/25/2004 07/25/2004 07/25/2004 07/25/2004  07/25/2004
  Last Principal Payment Date         05/25/2024  09/25/2007 09/25/2006 03/25/2006 11/25/2005  09/25/2005
  Principal Payment Window (Months)       239         39         27         21         17          15

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.21       3.81       2.60       2.00       1.63        1.38
  Modified Duration (at par)             14.94       3.52       2.45       1.90       1.56        1.33
  First Principal Payment Date        05/25/2024  09/25/2007 09/25/2006 03/25/2006 11/25/2005  09/25/2005
  Last Principal Payment Date         12/25/2026  11/25/2008 06/25/2007 09/25/2006 04/25/2006  01/25/2006
  Principal Payment Window (Months)       32          15         10         7           6          5

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.54       6.23       4.04       3.00       2.39        1.98
  Modified Duration (at par)             15.13       5.36       3.64       2.76       2.23        1.87
  First Principal Payment Date        12/25/2026  11/25/2008 06/25/2007 09/25/2006 04/25/2006  01/25/2006
  Last Principal Payment Date         11/25/2030  05/25/2013 10/25/2009 05/25/2008 06/25/2007  12/25/2006
  Principal Payment Window (Months)       48          55         29         21         15          12

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.53      11.75       7.37       5.00       3.82        3.06
  Modified Duration (at par)             14.54       8.62       5.98       4.30       3.39        2.77
  First Principal Payment Date        11/25/2030  05/25/2013 10/25/2009 05/25/2008 06/25/2007  12/25/2006
  Last Principal Payment Date         01/25/2033  07/25/2019 10/25/2014 01/25/2011 04/25/2009  04/25/2008
  Principal Payment Window (Months)       27          75         61         33         23          17

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   28.57      15.24      10.65       7.82       5.89        4.65
  Modified Duration (at par)             13.73       9.92       7.77       6.14       4.87        3.97
  First Principal Payment Date        01/25/2033  07/25/2019 10/25/2014 01/25/2011 04/25/2009  04/25/2008
  Last Principal Payment Date         01/25/2033  09/25/2019 02/25/2015 06/25/2012 10/25/2010  08/25/2009
  Principal Payment Window (Months)        1          3          5          18         19          17

----------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-6
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   15.38       7.84       6.93       6.26       5.47        4.73
  Modified Duration (at par)             10.00       6.19       5.62       5.17       4.63        4.09
  First Principal Payment Date        07/25/2007  07/25/2007 07/25/2007 07/25/2007 07/25/2007  07/25/2007
  Last Principal Payment Date         01/25/2033  09/25/2019 02/25/2015 06/25/2012 10/25/2010  08/25/2009
  Principal Payment Window (Months)       307        147         92         60         40          26

CLASS A-II
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   19.10       5.23       3.58       2.71       2.16        1.78
  Modified Duration (at par)             16.26       4.90       3.42       2.61       2.10        1.74
  First Principal Payment Date        07/25/2004  07/25/2004 07/25/2004 07/25/2004 07/25/2004  07/25/2004
  Last Principal Payment Date         12/25/2032  06/25/2017 04/25/2013 01/25/2011 08/25/2009  08/25/2008
  Principal Payment Window (Months)       342        156        106         79         62          50

----------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-1
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   11.50       1.61       1.18       0.95       0.81        0.72
  Modified Duration (at par)             10.45       1.58       1.16       0.94       0.80        0.71
  First Principal Payment Date        07/25/2004  07/25/2004 07/25/2004 07/25/2004 07/25/2004  07/25/2004
  Last Principal Payment Date         05/25/2024  09/25/2007 09/25/2006 03/25/2006 11/25/2005  09/25/2005
  Principal Payment Window (Months)       239         39         27         21         17          15

CLASS A-I-2
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   21.21       3.81       2.60       2.00       1.63        1.38
  Modified Duration (at par)             14.94       3.52       2.45       1.90       1.56        1.33
  First Principal Payment Date        05/25/2024  09/25/2007 09/25/2006 03/25/2006 11/25/2005  09/25/2005
  Last Principal Payment Date         12/25/2026  11/25/2008 06/25/2007 09/25/2006 04/25/2006  01/25/2006
  Principal Payment Window (Months)       32          15         10         7           6          5

CLASS A-I-3
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   24.54       6.23       4.04       3.00       2.39        1.98
  Modified Duration (at par)             15.13       5.36       3.64       2.76       2.23        1.87
  First Principal Payment Date        12/25/2026  11/25/2008 06/25/2007 09/25/2006 04/25/2006  01/25/2006
  Last Principal Payment Date         11/25/2030  05/25/2013 10/25/2009 05/25/2008 06/25/2007  12/25/2006
  Principal Payment Window (Months)       48          55         29         21         15          12

CLASS A-I-4
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   27.53      11.75       7.37       5.00       3.82        3.06
  Modified Duration (at par)             14.54       8.62       5.98       4.30       3.39        2.77
  First Principal Payment Date        11/25/2030  05/25/2013 10/25/2009 05/25/2008 06/25/2007  12/25/2006
  Last Principal Payment Date         01/25/2033  07/25/2019 10/25/2014 01/25/2011 04/25/2009  04/25/2008
  Principal Payment Window (Months)       27          75         61         33         23          17

CLASS A-I-5
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   29.20      19.44      14.01      10.29       7.37        5.28
  Modified Duration (at par)             13.85      11.36       9.30       7.48       5.77        4.39
  First Principal Payment Date        01/25/2033  07/25/2019 10/25/2014 01/25/2011 04/25/2009  04/25/2008
  Last Principal Payment Date         04/25/2034  11/25/2031 10/25/2026 11/25/2021 04/25/2018  09/25/2015
  Principal Payment Window (Months)       16         149        145        131         109         90

----------------------------------------------------------------------------------------------------------











----------------------------------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
CLASS A-I-6
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   15.38       7.86       6.99       6.42       6.04        5.74
  Modified Duration (at par)             10.00       6.19       5.65       5.28       5.01        4.80
  First Principal Payment Date        07/25/2007  07/25/2007 07/25/2007 07/25/2007 07/25/2007  07/25/2007
  Last Principal Payment Date         02/25/2034  09/25/2031 07/25/2026 08/25/2021 02/25/2018  07/25/2015
  Principal Payment Window (Months)       320        291        229        170         128         97

CLASS A-II
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PPC                                       0%         50%        75%        100%       125%        150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Average Life (Years)                   19.16       5.61       3.87       2.92       2.32        1.91
  Modified Duration (at par)             16.30       5.21       3.67       2.80       2.24        1.86
  First Principal Payment Date        07/25/2004  07/25/2004 07/25/2004 07/25/2004 07/25/2004  07/25/2004
  Last Principal Payment Date         04/25/2034  11/25/2029 07/25/2023 11/25/2018 09/25/2015  06/25/2013
  Principal Payment Window (Months)       358        305        229        173         135        108

----------------------------------------------------------------------------------------------------------




                   NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES(1)


                                    --------------------------
                                    PERIOD  PAY DATE NET WAC
                                                       RATE
                                    --------------------------
                                       1    7/25/2004  6.75
                                       2    8/25/2004  5.75
                                       3    9/25/2004  5.83
                                       4    10/25/2004 6.08
                                       5    11/25/2004 5.96
                                       6    12/25/2004 6.21
                                       7    1/25/2005  6.06
                                       8    2/25/2005  6.11
                                       9    3/25/2005  6.81
                                      10    4/25/2005  6.19
                                      11    5/25/2005  6.43
                                      12    6/25/2005  6.26
                                      13    7/25/2005  6.50
                                      14    8/25/2005  6.32
                                      15    9/25/2005  6.35
                                      16    10/25/2005 6.59
                                      17    11/25/2005 6.40
                                      18    12/25/2005 6.65
                                      19    1/25/2006  6.46
                                      20    2/25/2006  6.48
                                      21    3/25/2006  7.20
                                    --------------------------




(1) Run to the Pricing Speed.




                     NET WAC RATE RELATED TO THE CLASS A-II CERTIFICATES

----------------------------------------------------------------------------------------------------------
 PERIOD  PAY DATE NET WAC  NET WAC  PERIOD  PAY DATE NET     NET WAC   PERIOD  PAY DATE NET WAC  NET WAC
                           RATE(2)                   WAC     RATE(2)                    RATE(1)  RATE(2)
                  RATE(1)                            RATE(1)
                                    ----------------------------------------------------------------------
------------------------------------                                  ------------------------------------
   1     7/25/2004  7.60     7.60     33    4/25/2007 6.28     7.39      65    11/25/2009 6.00    12.19
   2     8/25/2004  6.37     6.37     34    5/25/2007 6.20     9.64      66    12/25/2009 6.20    12.59
   3     9/25/2004  6.37     6.37     35    6/25/2007 6.00     9.33      67    1/25/2010  6.00    12.19
   4     10/25/2004 6.59     6.59     36    7/25/2007 6.20     9.64      68    2/25/2010  6.00    12.19
   5     11/25/2004 6.37     6.37     37    8/25/2007 6.00     9.33      69    3/25/2010  6.64    13.49
   6     12/25/2004 6.59     6.59     38    9/25/2007 6.00     9.33      70    4/25/2010  6.00    12.19
   7     1/25/2005  6.37     6.37     39    10/25/20076.20     9.64      71    5/25/2010  6.20    12.59
   8     2/25/2005  6.37     6.37     40    11/25/20076.00     9.33      72    6/25/2010  6.00    12.19
   9     3/25/2005  7.06     7.06     41    12/25/20076.20     9.64      73    7/25/2010  6.20    12.59
   10    4/25/2005  6.38     6.37     42    1/25/2008 6.00     9.33      74    8/25/2010  6.00    12.19
   11    5/25/2005  6.59     6.59     43    2/25/2008 6.00     9.33      75    9/25/2010  6.00    12.19
   12    6/25/2005  6.38     6.37     44    3/25/2008 6.42     9.97      76    10/25/2010 6.20    12.59
   13    7/25/2005  6.59     6.59     45    4/25/2008 6.00     9.33      77    11/25/2010 6.00    12.19
   14    8/25/2005  6.38     6.37     46    5/25/2008 6.20    11.63      78    12/25/2010 6.20    12.59
   15    9/25/2005  6.38     6.37     47    6/25/2008 6.00    11.26      79    1/25/2011  6.00    12.19
   16    10/25/2005 6.59     6.59     48    7/25/2008 6.20    11.63      80    2/25/2011  N/A     12.19
   17    11/25/2005 6.38     6.37     49    8/25/2008 6.00    11.26
   18    12/25/2005 6.59     6.59     50    9/25/2008 6.00    11.26
   19    1/25/2006  6.38     6.37     51    10/25/20086.20    11.63
   20    2/25/2006  6.38     6.37     52    11/25/20086.00    11.26
   21    3/25/2006  7.06     7.06     53    12/25/20086.20    11.63
   22    4/25/2006  6.38     6.37     54    1/25/2009 6.00    11.26
   23    5/25/2006  6.49     7.62     55    2/25/2009 6.00    11.26
   24    6/25/2006  6.28     7.38     56    3/25/2009 6.64    12.47
   25    7/25/2006  6.49     7.63     57    4/25/2009 6.00    11.26
   26    8/25/2006  6.28     7.38     58    5/25/2009 6.20    12.59
   27    9/25/2006  6.28     7.38     59    6/25/2009 6.00    12.19
   28    10/25/2006 6.49     7.63     60    7/25/2009 6.20    12.59
   29    11/25/2006 6.28     7.38     61    8/25/2009 6.00    12.19
   30    12/25/2006 6.49     7.63     62    9/25/2009 6.00    12.19
   31    1/25/2007  6.28     7.38     63    10/25/20096.20    12.59
   32    2/25/2007  6.28     7.39     64    4/25/2007 6.28     7.39
----------------------------------------------------------------------------------------------------------


(1) Assumes the 1-year LIBOR remains constant at 2.15% and run at the pricing speed to call.

(2) Assumes that 1 month Libor and 1-year LIBOR instantaneously increase to 20.00% on the Mortgage Loans and run at the pricing speed to call.